EXECUTION

AMENDMENT NO. 2 TO
MASTER REPURCHASE AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of October 16, 2014, amends that certain Master Repurchase Agreement, dated as of March 3, 2014, as amended by Amendment No. 1, dated as of April 15, 2014 (the “Agreement”), between HLSS Mortgage Master Trust, as seller (the “Seller”), Barclays Bank PLC, as purchaser and agent (“Barclays”), and Home Loan Servicing Solutions, Ltd., as guarantor (the “Guarantor”), and acknowledged and agreed to by Sutton Funding LLC (“Sutton”). Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Agreement.

WHEREAS, the Seller, the Guarantor and Barclays are all parties to the Agreement;
WHEREAS, Sutton desires to become a party to the Agreement; and
WHEREAS, the parties hereto desire to amend the Agreement as described below;
NOW, THEREFORE, pursuant to the provisions of the Agreement concerning modification and amendment thereof, and in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between the Seller, the Guarantor and Barclays as follows:
Section 1.Joinder of Sutton. Sutton hereby accepts the terms specified in the Agreement and agrees to be bound by each of the terms specified in the Agreement, and is hereby made a party to the Agreement as Purchaser. For avoidance of doubt, Barclays will no longer act in its capacity as Purchaser following the effectiveness of this Amendment. Notwithstanding the foregoing, Barclays, in its capacity as Agent and on behalf of Sutton, agrees to fund the initial Transaction with respect to the Series 2014-4 Mortgage Loans.
Section 2.    Amendments.
(a)    Section 2 of the Agreement is hereby amended by deleting the relevant terms and replacing them with the following:
“Custodian” means Wells Fargo Bank, N.A. or Deutsche Bank National Trust Company, as the case may be, and their respective successors and permitted assigns.
“Custodial Agreement” means each of the Wells Fargo Custodial Agreement and the Deutsche Bank Custodial Agreement.
“Mortgage Loan Purchase Agreement” means (i) that certain Mortgage Loan Purchase and Servicing Agreement, dated as of March 3, 2014, by and between Seller, as purchaser, and Ocwen Loan Servicing, LLC, as seller and servicer, as may be amended from time to time, (ii) that certain Mortgage Loan Purchase and Servicing Agreement, dated as of October 16, 2014, by and between Seller, as purchaser, and PennyMac Loan Services, LLC, as seller and servicer, as may be amended from time to time, or (iii) any similar agreement between Seller, as purchaser, and a third party seller, as approved by Purchaser in its sole discretion, and in either case, of which Purchaser shall be an intended third party beneficiary.
“Purchaser” means Sutton Funding LLC.
“Request for Release of Documents” shall mean the Request for Release of Documents set forth as Annex 5 to the Wells Fargo Custodial Agreement and Annex 5 to the Deutsche Bank Custodial Agreement, as applicable.
“Servicer” means (i) Ocwen Loan Servicing, LLC, (ii) PennyMac Loan Services, LLC, (iii) any third party seller that (A) has entered into a Mortgage Loan Purchase Agreement with Seller, (B) has caused its legal counsel to provide the Purchaser and the Agent with a duly executed true sale opinion with regard to the sale of Mortgage Loans contemplated by the related Mortgage Loan Purchase Agreement between Seller and such Servicer, which opinion is acceptable to Agent, and (C) has been approved as a Servicer by the Agent in its sole discretion, and (iv) any successor servicer appointed by Agent in accordance with the terms of this Agreement.
“Servicer Notice” means that certain (i) Servicer Notice, dated as of March 3, 2014, by Seller and Guarantor to Ocwen Loan Servicing, LLC or (ii) Servicer Notice, dated as of October 16, 2014, by Seller and Guarantor to PennyMac Loan Services, LLC, as the case may be.
(b)    Section 2 of the Agreement is hereby amended by adding the following defined terms:
“Deutsche Bank Custodial Agreement” means that certain Custodial Agreement, dated as of October 16, 2014 among Seller, Purchaser, Agent and Deutsche Bank National Trust Company, entered into in connection with this Agreement, as the same may be amended, modified or supplemented from time to time.
“Wells Fargo Custodial Agreement” means that certain Custodial Agreement, dated as of March 3, 2014 among Seller, Purchaser, Agent and Wells Fargo Bank, N.A., entered into in connection with this Agreement, as the same may be amended, modified or supplemented from time to time.
(c)    Section 2 of the Agreement is hereby amended by deleting the final sentence of the initial paragraph of the definition of “Eligible Servicer” and replacing it with the following:
Ocwen Loan Servicing, LLC and PennyMac Loan Services, LLC shall each be deemed an Eligible Servicer.
(d)    Section 2 of the Agreement is hereby amended by adding the following paragraph to the definition of “Eligible Servicer”:
For purposes of this definition, a “Change of Control” shall occur as to PennyMac Loan Services, LLC (“PennyMac”) if (a) any transaction or event as a result of which PennyMac Mortgage Investment Trust ceases to own, beneficially or of record, more than 50% of the stock of PennyMac, (b) the sale, transfer, or other disposition of all or substantially all of PennyMac’s assets (excluding any such action taken in connection with any routine sales of Mortgage Loans), or (c) the consummation of a merger or consolidation of PennyMac with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s equity outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not equityholders of PennyMac immediately prior to such merger, consolidation or other reorganization.
(e)    Section 10(b)(i) of the Agreement is hereby amended by deleting clause (F) and replacing it with the following:
(F)    Such other certifications of Custodian as are required under the Custodial Agreement;
(f)    Section 14(i) of the Agreement is hereby amended by adding a new clause (xi) to read as follows:
(xi) (A) any material modification, amendment or waiver of the Mortgage Loan Purchase Agreement or (B) any termination of the Mortgage Loan Purchase Agreement.
(g)    Section 14 of the Agreement is hereby amended by adding a new clause (bb) to read as follows:
(bb) Seller will not issue a new series of certificates under the Declaration of Trust, which series is related to FHA Buyout Loans for which the Purchaser’s FHA claim number is to be used, unless it obtains the prior written consent of the Agent, which consent may be withheld or granted in the Agent’s sole discretion.
(h)    The first sentence of Section 14(t) of the Agreement is hereby amended by deleting the phrase “Notwithstanding anything to the contrary set forth” and replacing it with “Unless otherwise set forth”.
(i)    Section 16(a)(i) of the Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:
Unless otherwise set forth in the Mortgage Loan Purchase Agreement, with respect to each Transaction, upon payment of the Purchase Price, the Purchaser shall own the Servicing Rights related to the applicable Purchased Assets including the related Mortgage File. Seller and Purchaser agree and acknowledges that such Purchased Assets sold hereunder shall be sold to Purchaser on a servicing released basis, and that Purchaser is engaging and hereby does engage the Servicer to provide subservicing of each Mortgage Loan for the benefit of Purchaser.
(j)    Section 16(g) of the Agreement is hereby amended by deleting clause (i) and replacing it with the following:
(g) FHA Buyout Loans. Seller and Guarantor shall cause the Servicer to complete the U.S. Department of Housing and Urban Development’s form for Single-Family Application for Insurance Benefits in Sutton’s name and shall cause FHA to pay claims on such FHA Buyout Loan to the Purchaser, including by ensuring that Box 12 of the form provides “Sutton Funding LLC” and Box 16 provides “02-0765121”; provided that claim payments on loans that are not subject to this Agreement shall not be made to the Purchaser.
(k)    Section 21(a) of the Agreement is hereby amended by deleting the first instance of “each Indemnified Party” in such subsection and replacing it with “each of Purchaser, Agent and their affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”).”
(l)    Section 34 of the Agreement is hereby amended by deleting the Barclays notice addresses and replacing them with the following:
if to Agent:

Barclays Bank PLC – Mortgage Finance
745 Seventh Avenue, 4th Floor
New York, New York 10019
Attention: Ellen Kiernan
Telephone: (212) 412-7990
Facsimile: (212) 412-7333
E-mail: ellen.kiernan@barclays.com

With copies to:

Barclays Bank PLC – Legal Department
745 Seventh Avenue, 20th Floor
New York, New York 10019
Telephone: (212) 412-1494
Facsimile: (212) 412-1288

Barclays Capital – Operations
1301 Sixth Avenue, 8th Floor
New York, New York 10019
Attention: Hánsel Nieves
Telephone: (212) 320-7370
Facsimile: (646) 845-6464
Email: hansel.nieves@barclayscapital.com

if to Purchaser:
Sutton Funding LLC
2711 Centreville Road, Suite 400
Wilmington, Delaware 19808

With copies to:

Barclays Bank PLC – Mortgage Finance
745 Seventh Avenue, 4th Floor
New York, New York 10019
Attention: Ellen Kiernan
Telephone: (212) 412-7990
Facsimile: (212) 412-7333
E-mail: ellen.kiernan@barclays.com

Barclays Bank PLC – Legal Department
745 Seventh Avenue, 20th Floor
New York, New York 10019
Telephone: (212) 412-1494
Facsimile: (212) 412-1288

Barclays Capital – Operations
1301 Sixth Avenue, 8th Floor
New York, New York 10019
Attention: Hánsel Nieves
Telephone: (212) 320-7370
Facsimile: (646) 845-6464
Email: hansel.nieves@barclayscapital.com
(m)    Exhibit B of the Repurchase Agreement is hereby amended by deleting clause (q) in its entirety and replacing it with the following:
(q)    Such Mortgage Loan has not been released from the possession of the Custodian under (i) Section 5 of the Wells Fargo Custodial Agreement to Seller for a period in excess of fifteen (15) calendar days (or if such fifteenth day is not a Business Day, the next succeeding Business Day) or (ii) Section 5 of the Deutsche Bank Custodial Agreement to Seller for a period in excess of thirty (30) calendar days, or such earlier time period as indicated on the related Request for Release of Documents, unless such Mortgage Loan has been released pursuant to an Attorney Bailee Letter (as defined in the Custodial Agreement);
(n)    Exhibit B of the Repurchase Agreement is hereby amended by deleting clause (s) in its entirety and replacing it with the following:
(s)    [Reserved.]
(o)    Exhibit B of the Repurchase Agreement is hereby amended by deleting clause (aa) in its entirety and replacing it with the following:
(aa)    Except to the extent required in states with post-foreclosure sale redemption periods, the Mortgage Loan has not been converted to an ownership interest in real property through foreclosure or deed-in-lieu of foreclosure;
(p)    The parties hereto hereby agree to any additional conforming changes required to incorporate Sutton as Purchaser.
Section 3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the day (the “Amendment Effective Date”) when the latest of the following shall occur:
(a)the payment by Seller of all accrued and unpaid fees and expenses owed to Barclays in accordance with the Program Documents, in immediately available funds, and without deduction, set-off or counterclaim;
(b)the authorization, execution and delivery of this Amendment by all of the parties hereto;
(c)the delivery of duly executed opinions (or opinion reliance letters) of Seller’s and Guarantor’s counsel as to such matters as Agent may reasonably request;
(d)the completion and filing of Uniform Commercial Code financing statement amendments acceptable to Agent;
(e)the maintenance by the Servicer of the Collection Account for the sole and exclusive benefit of Sutton;
(f)the completion by the Servicer, with respect to each FHA Buyout Loan, of the U.S. Department of Housing and Urban Development’s form for Single-Family Application as indicated in Section 2(i) of this Amendment; and
(g)the completion of any other documents reasonably requested by Agent.
Section 4.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. After this Amendment becomes effective, all references in the Agreement (or in any other document relating to the Mortgage Loans) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
Section 5.    Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
Section 6.    Section Headings. The various headings and sub-headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
Section 7.    Representations and Warranties. In order to induce Barclays and Sutton to execute and deliver this Amendment, the Seller hereby represents and warrants to Barclays and Sutton that as of the date hereof and as of the Amendment Effective Date (i) it is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof and (ii) no Default or Event of Default has occurred (with the exception of each previously waived occurrence in relation to Section 16(g) of the Agreement) and is continuing under the Program Documents.
Section 8.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 9.    Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.
Section 10.    Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, not individually or personally but solely as the trustee for the Seller, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein or in any other agreement related hereto, as applicable, made on the part of the Seller are made and intended not as personal representations, undertakings and agreements by Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust but are made and intended for the purpose of binding only the Seller, (c) nothing herein contained or in any other agreement related hereto shall be construed as creating any liability on Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, individually or personally, to perform any covenant either expressed or implied contained herein or therein, as applicable, all such liability, if any, being expressly waived by the parties who are signatories to this Amendment and any other related agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust be personally liable for the payment of any indebtedness or expenses of the Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller under this Amendment and any other agreement related hereto.

IN WITNESS WHEREOF, each undersigned party has caused this Amendment No. 2 to the Master Repurchase Agreement to be duly executed by one of its officers thereunto duly authorized as of the date and year first above written.
HLSS MORTGAGE MASTER TRUST, as Seller

By: Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, not in its individual capacity but solely as trustee of Seller

By:
Name:
Title:

HOME LOAN SERVICING SOLUTIONS, LTD., as Guarantor

By:
Name:
Title:

BARCLAYS BANK PLC, as Purchaser and Agent

By:
Name:
Title:

Acknowledged and Agreed:

SUTTON FUNDING LLC,

By:
Name:
Title:

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